UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 20, 2025

Welsbach Technology Metals Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4422 N. Ravenswood Ave #1025

Chicago, Illinois 60640

(Address and zip code of principal executive offices)

(251) 280-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	N/A
Common Stock, $0.0001 par value per share	WTMA	N/A
Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Non-Redemption Agreements

On June 6, 2025, Welsbach Technology Metals Acquisition Corp. (“WTMA”) filed a definitive proxy statement on Schedule 14A for the purposes of calling a special meeting of WTMA’s stockholders (the “Special Meeting”) to approve, among other proposals, an amendment to WTMA’s amended and restated certificate of incorporation to extend the date by which it has to consummate an initial business combination from June 30, 2025 to September 30, 2025 (the “Extension”).

On June 20, 2025 and June 23, 2025, in connection with the Special Meeting, WTMA and Welsbach Acquisition Holdings LLC (the “Sponsor”) entered into non-redemption agreements (“Non-Redemption Agreements”) with several unaffiliated third-party holders of WTMA’s common stock (the “Investors”) on substantially the same terms in exchange for their agreement to not redeem up to an aggregate of 465,880 shares of the WTMA’s common stock (the “Non-Redeemed Shares”) in connection with the Special Meeting. In exchange for the foregoing commitment not to redeem such shares, the Sponsor and WTMA have agreed to cause the surviving entity (“MergeCo”) of any future WTMA initial business combination to issue to the Investors up to an aggregate of 23,294 ordinary shares of MergeCo immediately following the consummation of an initial business combination if the Investors continue to hold such Non-Redeemed Shares through the Special Meeting.

The Non-Redemption Agreements shall terminate on the earlier of (i) the failure of WTMA’s stockholders to approve the Extension at the Special Meeting, (ii) WTMA’s determination not to proceed with the Extension, (iii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iv) the liquidation or dissolution of WTMA, (v) the mutual written agreement of the parties or (vi) if the applicable Investor exercises its redemption rights with respect to any Non-Redeemed Shares in connection with the Special Meeting and such Non-Redeemed Shares are actually redeemed.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of WTMA common stock being offered to Investors pursuant to the Non-Redemption Agreements will be issued pursuant to one or more exemptions under Rule 4(a)(2) or Regulation D under the Securities Act of 1933 based on representations made by the Investors in the Non-Redemption Agreements.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF WTMA ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE EXTENSION AMENDMENT PROPOSAL.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 24, 2025

Welsbach Technology Metals Acquisition Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Operating Officer

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